Hycroft Mining Holding Corp.
4300 Water Canyon Road
Unit 1
Winnemucca, NV 89445

NEWS RELEASE
Mining Holding Exhibit 99.1Unit #1
Winnemucca, NV 89445

NEWS RELEASE

HYCROFT REPORTS INITIAL DRILL RESULTS
Multiple zones of higher-grade silver encountered
Higher gold and silver grades than resource average grade
Higher grade zones more continuous than previously interpreted
WINNEMUCCA, NV, September 13, 2022 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), a gold and silver development company which owns the Hycroft Mine in the prolific mining region of Northern Nevada, is pleased to announce initial drill results from its 2022-2023 exploration program.
Highlights of the initial results from our reverse circulation (“RC”) drilling are noted below (grams / metric ton “g/t”). Full results received to date are reflected in Table 1 below.
•Hole 22R-5650 returned 82 meters of 1.03 g/t gold and 30.38 g/t silver
◦Including 3 meters of 1.20 g/t gold and 163.51 g/t silver
•Hole 22R-5647 returned 58 meters of 0.58 g/t gold and 24.07 g/t silver
◦Including 5 meters of 0.65 g/t gold and 171.02 g/t silver
•Hole 22R-5644 returned 50 meters of 0.79 g/t gold and 38.74 g/t silver
◦Including 5 meters of 2.23 g/t gold and 84.69 g/t silver
•Hole 22R-5645 returned 20 meters of 0.10 g/t gold and 90.86 g/t silver
◦Including 34 meters of 3.77 g/t gold and 16.77 g/t silver
Alex Davidson, Vice President, Exploration commented, “These initial drill results confirm the higher-grade opportunities identified in the 2021 drill program. While we have only just begun investigating the planned targets of our 2022-23 drill program, these results are very encouraging and further confirm the importance of additional drilling to explore the untapped potential of the Hycroft deposit. Importantly, we are observing the high-grade zones are more continuous than previously interpreted in addition to seeing silver and gold grades significantly higher than the average grade at the Hycroft deposit.”
In addition to the two RC rigs drilling in the Brimstone and Central areas, the core rig is currently drilling the deeper areas of the Hycroft system, primarily at the high-grade silver Vortex area. In our first core hole we are seeing silicification, banded silica veining, sulfide stockwork along with white clays among other key indicators in the core.
We are currently following up on high grade intercepts within the resource area and plan to begin targeted step-out drilling in the fourth quarter within the more than 60,000 acres that has not previously been explored.
We recently completed a hyperspectral flyover of the entire Hycroft property (70,000 acres).  This imaging technology has important applications in our type of deposit.  Hyperspectral imaging helps identify potential minerals or deposits of minerals and allows companies to hone-in on specific areas for drilling. The geophysical studies indicate near vertical strong silicification. This information will help guide our upcoming surface mapping and soil sampling program to further define our large unexplored land package.

Table 1: 2022-2023 Exploration Drilling Program – initial results
Higher grade zones more continuous than previously interpreted

Hole ID	FROM	TO	INTERVAL	GRADE
	(meters)	(meters)	(meters)	Au (g/t)	Ag (g/t)	Au (opt)	Ag (opt)
Brimstone Area
H22R-5644	37	87	50	0.79	38.74	0.023	1.13
Including	74	79	5	2.23	84.69	0.065	2.47
H22R-5645	27	47	20	0.1	90.86	0.003	2.650
	114	148	34	3.77	16.77	0.110	0.489
	177	201	24	0.55	9.36	0.016	0.273
H22R-5650	0	82	82	1.03	30.38	0.030	0.886
including	21	24	3	1.20	163.51	0.035	4.770
	87	107	20	0.96	25.30	0.028	0.738
	122	149	27	0.62	6.27	0.018	0.183
H22R-5646	38	52	14	0.48	20.13	0.014	0.587
including	41	44	3	0.58	62.50	0.017	1.823
	78	140	62	0.72	19.58	0.021	0.571
H22R-5647	72	130	58	0.48	12.58	0.014	0.367
	142	200	58	0.58	24.07	0.017	0.702
including	183	188	5	0.65	171.02	0.019	4.988
H22R-5651	26	81	55	0.58	16.19	0.017	0.472
	110	117	8	0.51	42.00	0.015	1.225
Central Area
H22R-5656	0	78	78	0.55	9.46	0.016	0.276
including	0	12	12	0.96	21.02	0.028	0.613
	32	41	9	0.69	12.00	0.020	0.350
While the initial drill locations have been focused on improving our understanding and ability to project high-grade zones, additional drill targets are designed to test:
•prospective target areas near the current resource;
•expansion of the current resource along strike and at depth;
•targets identified through our recent geophysical work within our 60,000 acres that have never been explored; and
•targets in areas with limited historical drilling.
The results of this exploration program, together with the 2021 metallurgical drill program results will be used for the geologic modelling, updated resource models and mine planning activities associated with the technical studies underway for the sulfide mill operation.
Diane R. Garrett, President & CEO commented “We are very excited about these initial drill results and still have so many targets yet to drill. This supports our belief that there remains untapped potential at Hycroft. With the largest exploration program in nearly a decade, we are the first company to systematically explore this world-class system to understand the genesis of this deposit, including potential feeder systems. Hycroft is one of the largest gold and silver deposits in the world located in the Tier-One mining jurisdiction of Nevada, USA and permitted for both heap leach and milling operations. “
About the 2022-2023 exploration program
The 2022 – 2023 exploration program at the Hycroft Mine comprises approximately 100,000 feet of reverse circulation drilling and approximately 25,000 feet of core drilling. The RC drilling is being conducted by National EWP Inc. of Elko, NV and the core drilling is being conducted by First Drilling LLC of Montrose, CO. Assays are being completed by Bureau Veritas and Paragon Geochemical of Reno, NV. The Company’s Qualified Person is Mr. Alex Davidson, Vice President, Exploration.
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About Hycroft Mining Holding Corporation
Hycroft is a US-based, gold and silver company developing the Hycroft Mine located in the world-class mining region of Northern Nevada.
FOR FURTHER INFORMATION contact info@hycroftmining.com or visit our website at www.hycroftmining.com.
Diane R. Garrett,
President & CEO
(210) 621-4200
Cautionary Note Regarding Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Please see our “Risk Factors” set forth our Annual Report on Form 10-K for the year ended December 31, 2021, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.